UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 4, 2021

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive

Dartmouth, Nova Scotia, Canada B2Y 4M9

(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 4, 2021, Meta Materials Inc. (“Metamaterial”) and its newly formed subsidiary, 1315115 BC Inc. (“Canco”), a British Columbia corporation, entered into an Arrangement Agreement (the “Agreement”) with Nanotech Security Corp., a British Columbia corporation (“Nanotech”). Under the Agreement, Canco is to acquire all of the outstanding common shares of Nanotech by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”), on and subject to the terms and conditions of the Agreement.

The Agreement provides that the Nanotech shareholders will receive cash consideration in exchange for such holder’s Nanotech common shares, in each case to be determined based on the number of Nanotech common shares outstanding as of immediately prior to the effective time of the Arrangement (the “Effective Time”).

The Agreement additionally makes provision for the conversion or amendment of other outstanding Nanotech securities, such that they will be exchanged for cash consideration, in each case as set forth in the Agreement.

The transaction has been unanimously approved by the board of directors of Nanotech, and shareholders representing approximately 19% of Nanotech’s common shares have entered into voting agreements in connection with the transaction. The transaction has also been unanimously approved by the board of directors of Metamaterial.

The consummation of the Arrangement is subject to certain closing conditions, including without limitation the requirement that the receipt of all required approvals from the shareholders of Nanotech and from the British Columbia Superior Court of Justice (Commercial List), and all other required regulatory approvals, as well as other customary closing conditions, including the absence of a material adverse effect with respect to either Metamaterial or Nanotech.

The transaction is expected to close in the second half of 2021 and is to be implemented by way of an arrangement under the Business Corporations Act (British Columbia). The Agreement provides for customary representations, warranties and covenants, including covenants of each party to (i) subject to certain exceptions, carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Agreement and the Effective Time and (ii) not solicit any alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto. Subject to certain terms and conditions, the Agreement may be terminated by either party after October 31, 2021, and if the Agreement is terminated prior to that date by either party as a result of obtaining a superior proposal from a third party, such terminating party is required to pay a termination fee of $2,800,000.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Metamaterial expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, the impact of the transaction on Metamaterial ‘s commercialization efforts, the timing of the closing of the transaction, customer engagement capacity, material selection timelines, production capabilities, facility development, business strategies, product development, operational activities of Metamaterial, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with the potential benefits of the transaction with Nanotech to Metamaterial’s stockholders, the possibility the transaction with Nanotech is not completed; the implementation of Metamaterial’s business plan, the research and development projects of Metamaterial, the market potential of the Company’s products, the investment priorities and manufacturing plans of Metamaterial, the scalability of Metamaterial’s production ability, the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Metamaterial’s 2020 Annual Report on Form 10-K, filed on March 18, 2021 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Metamaterial urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Metamaterial disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 8.01. Other Events.

On August 5, 2021 Metamaterial issued a press release announcing the signing of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

By:	/s/ George Palikaras
George Palikaras
President and Chief Executive Officer

Date: August 10, 2021